Exhibit 99.2

October 2018 Combination of Leading Offshore Drillers Creates Shareholder Value

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to cash flows, revenue growth, credit ratings or other attributes of Ensco plc following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the "Securities Act")). Forward-looking statements include words or phrases such as "anticipate," "believe," "contemplate," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies' security holders, costs and difficulties related to integration of Ensco and Rowan, delays, costs and difficulties related to the transaction, market conditions, and Ensco's financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco's and Rowan's Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding The Transaction Will Be Filed With The SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. Ensco and Rowan intend that the proposed transaction will be implemented by means of a court-sanctioned scheme of arrangement between Rowan and Rowan's shareholders under the UK Companies Act 2006, as amended, in which case the issuance of Ensco's ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines to conduct an acquisition of Rowan pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Ensco's ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ENSCO AND ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF ANY SCHEME OF ARRANGEMENT OF ROWAN, IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Ensco and Rowan in connection with the Ensco and Rowan shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Ensco and Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400, or Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco's website at www.enscoplc.com under the tab "Investors." Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan's website at www.rowan.com/investor-relations

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3 Participants in the Solicitation Ensco and Rowan and their respective directors, executive officers and certain other members of management may be deemed to b e p articipants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these pers ons is set forth in Ensco's proxy statement relating to its 2018 General Meeting of Shareholders and Rowan’s proxy statement relating to its 2018 General Meeti ng of Shareholders, as filed with the SEC on March 30, 2018 and April 3, 2018, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be differ ent than those of the respective companies' security holders generally, by reading the joint proxy statement, any registration statement and other rel evant documents regarding the transaction, which will be filed with the SEC. No Offer or Solicitation This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or bu y or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or othe rwi se, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any juris dic tion where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without li mit ation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such ju risdiction. Service of Process Ensco and Rowan are incorporated under the laws of England and Wales. In addition, some of their respective officers and dir ect ors reside outside the United States, and some or all of their respective assets are or may be located in jurisdictions outside the United States. The refore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Ensco, Rowan or the ir respective officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United S tat es federal securities laws. It may not be possible to sue Ensco, Rowan or their respective officers or directors in a non - U.S. court for violations of the U.S. securities laws.

4 Agenda 1 Transaction Summary 2 Strategic Rationale 3 Best - in - Class Operator 4 Industry - Leading Fleet 5 Solid Financial Position and Significant Synergies 6 Summary: A Compelling Strategic Combination

Transaction Summary

Structure	▪ Combination is structured as a merger between Ensco and Rowan ▪ Stock-for-stock transaction with 2.215 Ensco shares issued for each Rowan share ▪ Pro forma ownership of ~60.5% Ensco shareholders and ~39.5% Rowan shareholders ▪ Combined enterprise value of $12.0 billion
Governance & Leadership	▪ 11 member Board consisting of 6 members from Ensco and 5 members from Rowan ▪ Executive Chairman from Ensco (Carl Trowell) ▪ President & CEO from Rowan (Tom Burke) ▪ Senior Vice President & CFO from Ensco (Jon Baksht) ▪ Other senior executives to be selected from top talent at both companies and named at a later date
Key Closing Conditions	▪ Subject to both Ensco and Rowan shareholder approval ▪ Subject to regulatory approvals, court approval and other customary conditions ▪ Targeted closing H1 2019
Other	▪ The Saudi Aramco partner to the ARO Drilling joint venture has consented to the combination between Rowan and Ensco ▪ Accretive to cash flow per share in first full year after closing, with total run-rate expense synergies estimated at $150 million for the combined company

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6 Ensco & Rowan: A Compelling Strategic Combination High - quality assets uniquely positioned for offshore recovery ▪ Combination will create a more diversified company, with a presence in nearly all major offshore regions and a larger customer base, and bring together two world - class operators with common cultures and focus on safety and operational excellence ▪ Dedicated to advancing new technologies and solutions to differentiate services and drive performance at the well site, with a larger, more diversified rig fleet enhancing the combined company’s ability to more economically deploy new technologies Best - in - class operator with a commitment to innovation ▪ Combined company to have liquidity of approximately $3.9 billion, including $1.9 billion of cash and short - term investments ▪ Credit profile to benefit from increased scale, greater backlog of approximately $2.7 billion, and enhanced diversification across regions, customers, rig types and operational expertise ▪ Both companies’ shareholders to benefit from an estimated $150 million of annual run - rate expense synergies Strong financial position with additional upside from synergies ▪ Diverse, high - specification rig fleet positions the combined company as a premier offshore service provider poised to capitalize on increasing demand for deep - and shallow - water drilling – Increased highest - specification ultra - deepwater drillship scale – Well positioned to meet customer demand in the most challenging shallow - water environments ▪ Unique visible growth opportunity through groundbreaking partnership (ARO Drilling) with Saudi Aramco, the largest jack - up customer in the world

Best - In - Class Operator

8 Expanded Opportunities Across Multiple Geographies & Operating Segments U.S. Gulf 1 x Increases each company’s presence in key offshore regions x Ensco gains exposure to the ARO Drilling joint venture and ultra - harsh environment jack - ups, along with a presence in Norway x Rowan gains critical mass in deepwater operations, access to Ensco’s strong relationships with large deepwater customers and wider geographic footprint, including presence in Brazil, West Africa, Southeast Asia and Australia Greater Geographic & Asset Diversification 4 2 6 4 1 2 Brazil 1 Mediterranean 1 Africa 1 3 Asia Pacific 7 1 4 Middle East 2 Under Construction 2 11 9 Ensco Rigs Rowan Rigs 1 2 Other LatAm 3 1 Other Europe 9 3 4 Norway 2 1 2 7 ARO Drilling Rigs 1 Source: Company Filings 1 Excludes one Rowan jack - up that is expected to be retired and two rigs managed by Ensco on behalf of a customer 2 Includes nine Rowan jack - up rigs leased to ARO Drilling and seven rigs owned by ARO Drilling (pro forma for two rigs to be sold from Rowan to ARO Drilling before year - end 2018); excludes one Rowan jack - up that is expected to be retired

9 Diversified Customer Base with Exposure to Largest Offshore Reserves Holders 1 Includes certain customers that may not currently have backlog Source: Company Filings Combined Entity Customer Relationships 1

Industry-Leading Customer Satisfaction: History of Safety & Operational Excellence

Clear Leader in Customer Satisfaction

8 Consecutive Years Ranked #1 in Total Satisfaction Among Offshore Drillers



ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OFFSHORE DRILLERS
Customer Satisfaction
2017



ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OFFSHORE DRILLERS
Customer Satisfaction
2017

Combined Won 14 of 18 Categories in 2017[1]

- Total Satisfaction
- Health, Safety & Environment
- Performance & Reliability
- Job Quality
- Ultra-Deepwater Wells
- Shelf Wells
- Deepwater Wells
- HPHT Wells
- Horizontal & Directional Wells
- Technology
- Special Applications
- North Sea
- Middle East & North Africa
- Sub-Saharan Africa

[1] 2017 Oilfield Products & Services Customer Satisfaction Survey; Conducted by EnergyPoint Research, the annual survey is the industry benchmark for customer satisfaction in the global oilfield. Out of the above won categories, Rowan Companies won in HPHT wells and Middle East & North Africa, while Ensco won the other twelve categories listed

Consistent Operational Results



Fleet-Wide Operational Effectiveness[2]
99%
99%
99%
99%
99%
98%
2016
2017
YTD 2018[3]
Ensco
Rowan

- Both Ensco and Rowan have achieved nearly 100% operational effectiveness for the past two-and-a-half years
- Shared focus on optimizing customers' well delivery through well planning, drilling performance and performance contracts

[2] ESV metrics show reported "Operational Utilization," RDC metrics reflect "Billed Uptime"
[3] YTD 2018 as of 30 June

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11 Committed to Innovation to Differentiate Services & Lower Costs New Systems, Processes & Technology • Investments in systems, processes and proprietary technology have led to improved safety and operational performance as well as lower repair and maintenance costs • Focused on deploying new technologies and innovative solutions that differentiate services and drive operational integrity and performance at the well site Committed to Innovation

Industry - Leading Fleet

Combined Fleet Will Be Amongst the Highest-Quality in the Industry


Floater Fleets
Rigs
% 6th Generation+
Transocean[1]
57
68%
Pro Forma Combined
11
4
10
3
28
89%
Seadrill[2]
27
89%
Ensco
7
4
10
3
24
88%
Diamond
17
41%
Noble[3]
11
82%
Maersk
8
88%
Pacific
7
100%
Rowan
4
4
100%
Highest-Spec[4]
6th Gen Moored/HE
6th+ Gen DP Only
Other


Jack-up Fleets
Rigs
UHE or Modern
Pro Forma Combined
7
9
22
16
54
38
Shelf
39
6
COSL
37
27
Ensco
6
16
13
35
22
Borr
34
29
Rowan[5]
7
3
6
3
19
16
Seadrill[2]
19
18
Maersk
15
13
Noble[3]
13
11
Ultra HE[6]
Modern HE[7]
Modern Benign[8]
Other

Source: IHS Markit RigPoint as of September 2018; Ensco and Rowan analysis

[1] Transocean is shown pro forma for Ocean Rig acquisition
[2] Seadrill includes Sevan Drilling and NADL; excludes newbuilds with no recourse to parent company; reflects 50% ownership of SeaMex
[3] Noble reflects 50% ownership in Shell JV rigs (Bully I and Bully II); pro forma for purchased PaxOcean jack-up
[4] Drillships delivered in 2013 or later, equipped with dual BOP and 2.5mm lbs. hookload derricks

[5] Rowan jack-up count excludes 7 rigs contributed to ARO Drilling and 2 rigs expected to be retired
[6] Includes jack-ups with the following rig designs: GustoMSC CJ70, Le Tourneau Super Gorilla Class and KFELS N Class
[7] Other jack-ups classified as harsh environment and North Sea capable < 20 years of age
[8] Jack-ups not classified as harsh environment and North Sea capable < 20 years of age

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14 ENSCO DS-7 ENSCO DS-9 ENSCO DS-10 ENSCO DS-11 ENSCO DS-12 ENSCO DS-13 ENSCO DS-14 Rowan Renaissance Rowan Resolute Rowan Reliance Rowan Relentless Contracted Options Under Construction Available Strong Portfolio of Highest - Specification Drillships with Significant Re - Contracting Upside 12 11 7 4 4 4 4 3 6 Transocean Pro Forma Combined Ensco Diamond Noble Rowan Seadrill Pacific All Other 2 Drillship Utilization – Delivered Rigs 4 Contract Status – Highest - Spec Drillships 2H18 2019 2020 2021 Highest - Specification Drillships 1 Source: IHS Markit RigPoint as of September 2018 1 Drillships delivered in 2013 or later, equipped with dual BOP and 2.5mm lbs. hookload derricks 2 Transocean is shown pro forma for Ocean Rig acquisition 3 Assumes no newbuilds delivered before year - end 2019 4 Utilization excludes 10 highest - spec and 18 other newbuilds 1 1 4 3 0 4 8 2 # of Rigs with 2H19 Availability 3 1 40% 60% 80% 100% Jan 16 Jul 16 Jan 17 Jul 17 Jan 18 Jul 18 Highest - Spec Drillships 1 Other Drillships

15 40% 60% 80% 100% Jan 16 Jul 16 Jan 17 Jul 17 Jan 18 Jul 18 Source: IHS Markit RigPoint as of September 2018 1 Rowan jack - up count excludes 7 rigs contributed to ARO Drilling and 2 rigs expected to be retired 2 Seadrill includes NADL and reflects 50% ownership of SeaMex, excludes newbuilds with no recourse to parent company 3 Excludes o ne ultra - harsh environment jack - up rig currently in the shipyard; Includes jack - ups with the following rig designs: GustoMSC CJ70, Le Tourneau Super Gorilla Class and KFELS N Class Jack - up Utilization – Delivered Rigs 2H18 2019 2020 2021 Other 6 Ultra - Harsh/ Modern Harsh 3,4 Modern Benign 5 Ultra - Harsh & Modern Harsh Environment Jack - ups # of Rigs with 1H19 Availability 10 2 6 2 5 4 3 1 0 7 6 7 1 2 2 9 5 3 9 6 6 4 2 16 11 10 10 6 6 4 4 2 Pro Forma Combined Maersk Rowan Noble Borr Ensco COSL Seadrill KCA Deutag Ultra HE Modern HE 1 2 4 Other jack - ups classified as harsh environment and North Sea capable < 20 years of age 5 Jack - ups not classified as harsh environment and North Sea capable < 20 years of age 6 All jack - ups > 20 years of age Leading Provider of Ultra - Harsh and Modern Harsh Environment Jack - ups 3 4 Rowan Mississippi Rowan Ralph Coffman Rowan Joe Douglas Rowan Gorilla V Rowan Gorilla VI Rowan Gorilla VII Rowan Viking Rowan Stavanger Rowan Norway Bob Palmer ENSCO 101 ENSCO 102 ENSCO 120 ENSCO 121 ENSCO 122 ENSCO 123 Contracted Options Under Construction Available Contract Status – Ultra - Harsh & Modern Harsh Environment Jack - ups

16 ARO Drilling: Unique Partnership Creates Value Source: Company Filings . The Saudi Aramco partner to the ARO Drilling joint venture has consented to the combination between Rowan and Ensco

Solid Financial Position and Significant Synergies

18 Strong Liquidity Position Promotes Financial Flexibility $669 $398 $500 $201 $123 $114 $621 $2,203 $1,169 $1,000 $150 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 $1,805 Liquidity $ millions $1,401 $2,000 Available Revolver 1,2 Cash & ST Inv. $3,874 $1.1 billion of maturities 1 to 2024 1 As of June 30, 2018 or most recent company filing 2 Ensco’s revolving credit facility is expected to remain for the pro forma company Source: Company Filings $1,133 Pro Forma Balance Sheet Highlights 1 $741 $300 2042 $400 2044 $400 $1,001 ▪ $3.9 billion of total liquidity including $1.9 billion of cash and short - term investments ▪ $2.7 billion of contracted backlog ▪ No secured debt in capital structure 2040 Includes $850 million of convertible debt Rowan Ensco

19 Significant Synergies to Drive Shareholder Value Creation 1 Market data as of October 5, 2018 2 Assumes $150 million of synergies capitalized at an illustrative 11% discount rate; inclusive of taxes, transaction costs, an d e xpenses Source: Company Filings, Capital IQ Equity Value $ billions Ensco Equity Value Rowan Equity Value Anticipated Synergies Estimated Value to Shareholders 1 1 2 ▪ Synergies to benefit both companies’ shareholders ▪ $150 million of annual pre - tax expense synergies identified including: – General and administrative reductions – Operational support efficiencies – Regional office consolidation – Other operational synergies including inventory, logistics and vendor relationships ▪ Further potential savings from adoption of best - in - class operational processes and economies of scale in capital purchasing 2.4 1.0 3.8 6.2 Cost and Operational Synergies 7.2 7.2

20 Ensco & Rowan: A Compelling Strategic Combination ▪ Strategically positioned for offshore recovery through broad geographic footprint and diverse customer base, including unique partnership with the world’s largest customer for jack - up rigs ▪ High - quality rig fleet capable of meeting customer demand across all water depths, with strong portfolio of highest - specification drillships as well as ultra - harsh and modern harsh environment jackups ▪ Track record of safety and operational excellence with focused investments in innovation and technology to provide best - in - class drilling services ▪ Strong liquidity and flexible capital structure enhances ability to navigate through industry cycles and generate shareholder value Combined company well - positioned to capitalize on improving market conditions as industry recovery continues gaining momentum

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